UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ESSENTIAL UTILITIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Essential Utilities, Inc. 762 W. Lancaster Avenue Bryn Mawr, Pennsylvania 19010 March 22, 2023	ADDITIONAL DEFINITIVE PROXY MATERIAL

On March 20, 2023, Essential Utilities filed its definitive proxy statement for its virtual Annual Meeting of Shareholders to be held on Wednesday May 3, 2023 at 8:00 ET. This document amends and supplements the Proxy Statement for the Annual Meeting, to add a proposal to seek an advisory vote on whether the frequency of the advisory vote on compensation paid to the Company’s executive officers should be every 1, 2 or 3 years.

The record date for the Annual Meeting remains as March 6, 2023.

ESSENTIAL UTILITIES, INC. 2023 PROXY STATEMENT ADDENDUM   1

Notice of Annual Meeting of Shareholders	Essential Utilities, Inc. 762 W. Lancaster Avenue Bryn Mawr, Pennsylvania 19010

Virtual Annual Meeting of Shareholders

Wednesday, May 3, 2023 8:00am ET

Record Date

March 6, 2023

This year’s Annual Meeting will be conducted virtually, entirely by live audio broadcast.

To attend, go to:
www.virtualshareholdermeeting. com/WTRG2023 and log in using the control number on your Notice of Internet Availability, proxy card or voting instruction form.

The list of shareholders will be available for inspection upon request by any shareholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal office located at 762 W. Lancaster Avenue, Bryn Mawr, PA 19010, by contacting us at
www.essential.co/investor-relations

Shareholders will have the same opportunities to participate as they would at an in-person meeting, with the opportunity to vote and ask questions on the matters discussed in this proxy statement.

Purpose

1  To elect eight nominees for directors;

2  To approve an advisory vote on the compensation paid to the Company’s named executive officers for 2022;

3  To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2023 fiscal year;

4  To approve an advisory vote on whether the frequency of the advisory vote on compensation paid to the Company’s named executive officers should be every 1, 2 or 3 years; and

5  To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

Who can vote

Only shareholders of record at the close of business on March 6, 2023, will be entitled to notice of, and to vote at, the meeting.

Your vote is important

We urge each shareholder to promptly sign and return the enclosed proxy card, or to use telephone or internet voting.

See our Questions and Answers about the Annual Meeting and the voting section of the proxy statement for information about voting by telephone or internet, how to revoke a proxy and how to vote your shares at the virtual annual meeting.

How to vote

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 3, 2023.

The Notice of Annual Meeting, Proxy Statement and 2022 Annual Report to Shareholders are available at: www.proxyvote.com.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

Online before the meeting* www.proxyvote.com Online at the meeting Attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/WTRG2023 and follow the instructions for voting	By phone* In the U.S. or Canada dial toll-free 1-800-690-6903	By mail Return your signed proxy card in the postage-paid envelope provided

* If you hold shares directly, you have until 11:59 p.m. (ET) on May 2, 2023, to vote through the internet or by phone. If you are a plan participant, you have until 11:59 p.m. (ET) on April 30, 2023, to vote through the internet or by phone. If you vote by Internet or by phone, you do not need to mail back your proxy card.

By Order of the Board of Directors, Kimberly A. Joyce Secretary

2   ESSENTIAL UTILITIES, INC. 2023 PROXY STATEMENT ADDENDUM

Proposal 4:

Advisory Vote on the Frequency of the Say on Pay
Advisory Vote on Executive Compensation

In addition to providing shareholders with the opportunity to cast an advisory vote on the executive compensation programs for the named executive officers, this year the Company is providing shareholders with an advisory vote on whether the frequency of the advisory vote on the executive compensation programs should be every 1, 2 or 3 years.

The Board believes that a frequency of every year for the advisory vote on the Company’s executive compensation programs provides shareholders with the opportunity to weigh in, on an advisory basis, on the effectiveness of the executive compensation program and any changes. This belief is based, in part, on the Company’s experience over the past twelve years of annual say on pay votes. The Executive Compensation Committee and the Board of Directors believe that annual advisory vote allows for sufficient time to (a) evaluate the shareholders’ vote, (b) determine the nature of any shareholders’ concerns with the Company’s executive compensation programs, and (c) design and implement changes to attempt to address those concerns, if applicable. Shareholders who have concerns about the executive compensation programs are welcome to bring their specific concerns to the attention of the Board of Directors. Please refer to “Communications with the Company or Independent Directors” on page 36 of the proxy statement for information about communicating with the independent members of the Board.

The proxy card and electronic proxy each provides shareholders with the opportunity to choose among four options (holding the vote every 1, 2 or 3 years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the Board’s recommendation.

Although this advisory vote on the frequency of the “Say on Pay” vote is non-binding, the Board and the Executive Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on the Company’s executive compensation programs.

ESSENTIAL UTILITIES, INC. 2023 PROXY STATEMENT ADDENDUM   3

The following Questions and Answers are added to the proxy statement:

Why are shareholders being asked to provide an advisory vote on the frequency of how often advisory votes on executive compensation, referred to as “Say on Pay,” will be submitted to shareholders in future years?

The Company first submitted to shareholders an advisory vote on the compensation of its named executive officers in its 2011 proxy statement and again in its 2017 proxy statement. Both times, the shareholders overwhelmingly supported the provision of a Say on Pay advisory vote every year, which advisory vote was adopted by the Board of Directors in 2011 and 2017. Applicable law requires the Company to seek an advisory vote of the frequency of Say on Pay advisory votes at least once every six years, therefore we are providing this advisory vote in this year’s proxy statement.

What does the Board of Directors recommend for the frequency advisory vote on named executive officer compensation?

In 2020, we introduced a revised compensation program design for Essential’s executives based on an extensive study of industry best practices. Since 2020, the advisory vote on Say on Pay for our named executive officers has achieved greater than 96% support from shareholders. The Executive Compensation Committee of the Board of Directors considers the advisory vote results each year in making compensation decisions for the following year. The Board of Directors believes that annual advisory votes provide shareholders with the opportunity to voice support or concern regarding the named executive officer compensation on a more timely basis, which is why the Board of Directors is recommending that the shareholders select the annual frequency so that such annual Say on Pay advisory votes will continue.

What are the voting requirements to approve each proposal? What is the impact of abstentions and broker non-votes on each proposal?

The following table summarizes the vote required for the approval of each proposal and the impact, if any, of abstentions and broker non-votes.

Proposal	Voting Options	Vote Required for Approval	Impact of Abstentions	Impact of Broker Non-Votes
Proposal 1 Election of directors	For, Against, or Withhold for each nominee	Plurality of the votes cast*	No effect on this proposal	No effect on this proposal
Proposal 2 Advisory vote on executive compensation	For, Against, or Abstain	Affirmative vote of a majority of the votes cast by those shareholders present in person or represented by proxy at the meeting	No effect on this proposal	No effect on this proposal
Proposal 3 Ratification of the appointment of PricewaterhouseCoopers LLP	For, Against, or Abstain	Affirmative vote of a majority of the votes cast by those shareholders present in person or represented by proxy at the meeting	No effect on this proposal	Not applicable as brokers have discretionary authority to vote on this proposal
Proposal 4 Advisory vote on the frequency of say-on-pay advisory votes	1, 2 or 3 years or abstain	Affirmative vote of a majority of the votes cast by those shareholders present in person or represented by proxy at the meeting	No effect on this proposal	No effect on this proposal

*	In accordance with the Company’s current resignation policy, in an election where the only nominees are those recommended by the Board of Directors, any incumbent director who is nominated for re-election and who receives a greater number of WITHHOLD votes than FOR votes for the director’s election must promptly tender a resignation to the Board of Directors.

4   ESSENTIAL UTILITIES, INC. 2023 PROXY STATEMENT ADDENDUM

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0000601158_1 R1.0.0.6 For Withhold For All All All Except The Board of Directors recommends you vote FOR all of the nominees listed: 1. To elect eight nominees as directors: Nominees 01) Elizabeth B. Amato 02) David A. Ciesinski 03) Christopher H. Franklin 04) Daniel J. Hilferty 05) Edwina Kelly 06) W. Bryan Lewis 07) Ellen T. Ruff 08) Lee C. Stewart ESSENTIAL UTILITIES, INC. 762 WEST LANCASTER AVENUE BRYN MAWR, PA 19010 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 2, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 30, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/WTRG2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 2, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 30, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To approve an advisory vote on the compensation paid to the Company's named executive officers for 2022. 3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2023 fiscal year. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 4. To approve an advisory vote on whether the frequency of the advisory vote on compensation paid to the Company's named executive officers should be every 1, 2 or 3 years. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000601158_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report and Supplement are available at www.proxyvote.com Proxy Essential Utilities, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ESSENTIAL UTILITIES, INC. Proxy for Annual Meeting of Shareholders on May 3, 2023 The undersigned hereby appoints Christopher P. Luning and Daniel J. Schuller, or a majority of them or any one of them acting singly in absence of the others, with full power of substitution, the proxy or proxies of the undersigned, to attend the Annual Meeting of Shareholders of Essential Utilities, Inc., to be held virtually at www.virtualshareholdermeeting.com/WTRG2023, at 8:00 a.m., Eastern Time on Wednesday, May 3, 2023 and any adjournments or postponements thereof, and, with all powers the undersigned would possess, if present, to vote all shares of Common Stock of the undersigned in Essential Utilities, Inc. including any shares held in the Dividend Reinvestment and Direct Stock Purchase Plan of Essential Utilities, Inc. as designated on the reverse side. The proxy when properly executed will be voted in the manner directed herein by the undersigned. If the proxy is signed, but no vote is specified, this proxy will be voted: FOR ALL the director nominees listed in Proposal No. 1 on the reverse side; FOR the compensation paid to the Company's named executive officers for 2022 in Proposal No. 2; FOR the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2023 fiscal year in Proposal No. 3; ONE YEAR for the frequency of the advisory vote on compensation paid to the Company's named executive officers in Proposal No. 4; and in accordance with the proxies' discretion upon other matters properly coming before the meeting and any adjournments or postponements thereof. PLEASE MARK, SIGN, DATE AND PROPERLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE, OR VOTE ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET OUT ON THE PROXY CARD. Continued and to be signed on reverse side.